Exhibit 1.A(10)(a)(v)

[ING Logo]	Use only for the following products:
Check the product to which the New Business request applies.
Security Life of Denver Insurance Company	☐ FirstLine (2500) ☐ Variable Survivorship UL (2504)
Variable Life Customer Service Center	☐ Estate Designer (2506)
P.O. Box 173888 • Denver, CO 80217-3888 Minot Service Center: 877-253-5050 • ing-securitylife.com	Use only for the following products:
Employer Sponsored Plans: 877-329-7543	Check the product to which the Service Only request applies.
☐ Strategic Advantage (2501) ☐ FirstLine II (2502)
☐ Strategic Advantage II (2503)

Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐    Initial Premium Allocation (New Business)    ☐    Premium Allocation Change Request (Service Only)

Premium Allocation.    Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

                % Guaranteed Interest Division

SEPARATE ACCOUNT INVESTMENT OPTIONS
AIM – Series I
        % V.I. Capital Appreciation Fund
        % V.I. Government Securities Fund

Alger American
        % Growth Portfolio
        % Leveraged AllCap Portfolio
        % MidCap Growth Portfolio
        % Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        % Growth Portfolio
        % Money Market Portfolio
        % Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
        % Asset ManagerSM Portfolio (Service Class)
        % Index 500 Portfolio

The GCG Trust
        % Fully Managed Portfolio
        % Mid-Cap Growth Portfolio

ING Income Shares – Class R Shares
        % VP Bond Portfolio

ING Partners – Initial Class
        % ING UBS Tactical Asset Allocation Portfolio
        % ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        % Index Plus Large Cap Portfolio
        % Index Plus Mid Cap Portfolio
        % Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        % Growth Opportunities Portfolio
        % MagnaCap Portfolio
        % MidCap Opportunities Portfolio
        % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        % VIF-Core Equity Fund
        % VIF-Health Sciences Fund
        % VIF-High Yield Fund
        % VIF-Small Company Growth Fund
        % VIF-Total Return Fund
        % VIF-Utilities Fund

Janus Aspen Series Service Shares
        % Aggressive Growth Portfolio
        % Growth Portfolio
        % International Growth Portfolio
        % Worldwide Growth Portfolio

Neuberger Berman
        % AMT Growth Portfolio
        % AMT Limited Maturity Bond Portfolio
        % AMT Partners Portfolio

Pioneer Funds – Class I
        % Mid Cap Value VCT Portfolio
        % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        % Growth & Income Fund
        % New Opportunities Fund
        % Small Cap Value Fund
        % Voyager Fund

Van Eck
        % Worldwide Bond Fund
        % Worldwide Emerging Markets Fund
        % Wo rldwide Hard Assets Fund
        % Worldwide Real Estate Fund

Designated Deduction Option.    You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Option:

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐    I do not want telephone privileges.

☐    I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note:  Signature required on back page.

V-153-00

Section C – Automatic Rebalancing Option

☐    Initiate Automatic Rebalancing (complete below)

☐    Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation
AIM – Series I
        % V.I. Capital Appreciation Fund
        % V.I. Government Securities Fund

Alger American
        % Growth Portfolio
        % Leveraged AllCap Portfolio
        % MidCap Growth Portfolio
        % Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        % Growth Portfolio
        %Money Market Portfolio
        % Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
        % Asset ManagerSM Portfolio (Service Class)
        % Index 500 Portfolio

The GCG Trust
        % Fully Managed Portfolio
        % Mid-Cap Growth Portfolio

ING Income Shares – Class R Shares
        % VP Bond Portfolio

ING Partners – Initial Class
        % ING UBS Tactical Asset Allocation
        % Portfolio
        % ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        % Index Plus Large Cap Portfolio
        % Index Plus Mid Cap Portfolio
        % Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        % Growth Opportunities Portfolio
        % MagnaCap Portfolio
        % MidCap Opportunities Portfolio
        % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        % VIF-Core Equity Fund
        %VIF-Health Sciences Fund
        %VIF-High Yield Fund
        %VIF-Small Company Growth Fund
        %VIF-Total Return Fund
        %VIF-Utilities Fund

Janus Aspen Series Service Shares
        % Aggressive Growth Portfolio
        % Growth Portfolio
        % International Growth Portfolio
        % Worldwide Growth Portfolio

Neuberger Berman
        % AMT Growth Portfolio
        % AMT Limited Maturity Bond Portfolio
        % AMT Partners Portfolio

Pioneer Funds – Class I
        % Mid Cap Value VCT Portfolio
        % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        % Growth & Income Fund
        % New Opportunities Fund
        % Small Cap Value Fund
        % Voyager Fund

Van Eck
        % Worldwide Bond Fund
        % Worldwide Emerging Markets Fund
        % Worldwide Hard Assets Fund
        % Worldwide Real Estate Fund

                    % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐    Monthly    ☐    Quarterly    ☐    Semi-annually    ☐    Annually

Date:

☐    Policy Processing Date—Date on which processing will occur based on frequency selected beginning                                                          (Month/Date)

☐    Last Valuation Date of Calendar Period

☐    Specific Date each Period beginning
(Specify Date)

Section D – Dollar Cost Averaging Option

☐    Initiate Dollar Cost Averaging (complete below)                ☐     Change Dollar Cost Averaging (complete below)

Please transfer $                or                % from:
(check one only)    ☐    Fidelity Investment Money Market Division    ☐    Neuberger Berman Limited Maturity Bond Investment Option

Dollar Cost Averaging Option
	AIM – Series I		INVESCO Variable Investment Fund (VIF)
$ or %	V.I. Capital Appreciation Fund	$ or %	VIF-Core Equity Funds
$ or %	V.I. Government Securities Fund	$ or %	VIF-Health Sciences Funds
		$ or %	VIF-High Yield Fund
	Alger American	$ or %	VIF-Small Company Growth Fund
$ or %	Growth Portfolio	$ or %	VIF-Total Return Fund
$ or %	Leveraged AllCap Portfolio	$ or %	VIF-Utilities Fund
$ or %	MidCap Growth Portfolio
$ or %	Small Capitalization Portfolio		Janus Aspen Series Service Shares
		$ or %	Aggressive Growth Portfolio
	Fidelity Variable Insurance Products Fund (VIP)	$ or %	Growth Portfolio
$ or %	Growth Portfolio	$ or %	International Growth Portfolio
$ or %	Money Market Portfolio	$ or %	Worldwide Growth Portfolio
$ or %	Overseas Portfolio
Neuberger Berman
	Fidelity Variable Insurance Products Fund II (VIP II)	$ or %	AMT Growth Portfolio
$ or %	Asset ManagerSM Portfolio	$ or %	AMT Limited Maturity Bond Portfolio
$ or %	Index 500 Portfolio	$ or %	AMT Partners Portfolio

	The GCG Trust		Pioneer Funds – Class I
$ or %	Fully Managed Portfolio	$ or %	Mid Cap Value VCT Portfolio
$ or %	Mid-Cap Growth Portfolio	$ or %	Small Cap Value VCT Portfolio

	ING Income Shares – Class R Shares		Putnam Variable Trust (VT) Class IB Shares
$ or %	VP Bond Portfolio	$ or %	Growth & Income Fund
		$ or %	New Opportunities Fund
	ING Partners – Initial Class	$ or %	Small Cap Value Fund
$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %	Voyager Fund
$ or %	ING Van Kampen Comstock Portfolio
Van Eck
	ING Variable Portfolios (VP) – Class R Shares	$ or %	Worldwide Bond Fund
$ or %	Index Plus Large Cap Portfolio	$ or %	Worldwide Emerging Markets Fund
$ or %	Index Plus Mid Cap Portfolio	$ or %	Worldwide Hard Assets Fund
$ or %	Index Plus Small Cap Portfolio	$ or %	Worldwide Real Estate Fund

ING Variable Portfolios (VP) – Class R Shares
$ or %	Growth Opportunities Portfolio
$ or %	MagnaCap Portfolio
$ or %	MidCap Opportunities Portfolio
$ or %	SmallCap Opportunities Portfolio

Frequency and Date of Dollar Cost Averaging:    (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐    Monthly    ☐    Quarterly    ☐    Semi-annually    ☐    Annually

Date:

☐    Policy Processing Date – Date on which processing will occur based on frequency selected beginning                                                                         (Month/Date)

☐    Specific Date each Period beginning                                                         (Specify Date)

Terminate:

☐    Terminate Dollar Cost Averaging on (date)

☐    Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer From	Investment Option	Transfer To
AIM – Series 1				ING Variable Portfolios (VP) – Class R Shares
$ or %	V.I. Capital Appreciation Fund	$ or %	$ or %	Growth Opportunities Portfolio	$ or %
$ or %	V.I. Government Securities Fund	$ or %	$ or %	MagnaCap Portfolio	$ or %
Alger American			$ or %	MidCap Opportunities Portfolio	$ or %
$ or %	Growth Portfolio	$ or %	$ or %	SmallCap Opportunities Portfolio	$ or %
$ or %	Leveraged AllCap Portfolio	$ or %		The INVESCO Variable Investment Fund (VIF)
$ or %	MidCap Growth Portfolio	$ or %	$ or %	VIF-Core Equity Fund	$ or %
$ or %	Small Capitalization Portfolio	$ or %	$ or %	VIF-Health Sciences Fund	$ or %
Fidelity Variable Insurance Products Fund (VIP)			$ or %	VIF-High Yield Fund	$ or %
$ or %	Growth Portfolio (Service Class)	$ or %	$ or %	VIF Small-Company Growth Fund	$ or %
$ or %	Overseas Portfolio (Service Class)	$ or %	$ or %	VIF-Total Return Fund	$ or %
Fidelity Variable Insurance Products Fund II (VIP II)			$ or %	VIF-Utilities Fund	$ or %
$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %		Janus Aspen Series Service Shares
$ or %	Index 500 Portfolio	$ or %	$ or %	Aggressive Growth Portfolio	$ or %
The GCG Trust			$ or %	Growth Portfolio	$ or %
$ or %	Fully Managed Portfolio	$ or %	$ or %	International Growth Portfolio	$ or %
$ or %	Liquid Asset Portfolio (money market)	$ or %	$ or %	Worldwide Growth Portfolio	$ or %
$ or %	Mid-Cap Growth Portfolio	$ or %		Neuberger Berman
ING Income Shares – Class R Shares			$ or %	AMT Growth Portfolio	$ or %
$ or %	VP Bond Portfolio	$ or %	$ or %	AMT Limited Maturity Bond Portfolio	$ or %
ING Partners – Initial Class			$ or %	AMT Partners Portfolio	$ or %
$ or %	ING UBS Tactical Asset			Pioneer Funds – Class I
$ or %	Allocation Portfolio	$ or %	$ or %	Mid Cap Value VCT Portfolio	$ or %
$ or %	ING Van Kampen Comstock Portfolio	$ or %	$ or %	Small Cap Value VCT Portfolio	$ or %
ING Variable Portfolios (VP) – Class R Shares				Putnam Variable Trust (VT) Class IB Shares
$ or %	Index Plus Large Cap Portfolio	$ or %	$ or %	Growth & Income Fund	$ or %
$ or %	Index Plus Mid Cap Portfolio	$ or %	$ or %	New Opportunities Fund	$ or %
$ or %	Index Plus Small Cap Portfolio	$ or %	$ or %	Small Cap Value Fund	$ or %
			$ or %	Voyager Fund	$ or %
Van Eck
			$ or %	Worldwide Bond Fund	$ or %
			$ or %	Worldwide Emerging Markets Fund	$ or %
			$ or %	Worldwide Hard Assets Fund	$ or %
			$ or %	Worldwide Real Estate Fund	$ or %
$ or %	Guaranteed Interest Division	$ or %

Section F – Signatures

I/We acknowledge that we have read and understand:

1.    the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.

2.    I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.

3.    that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.

Signature of Owner(s) and authorized Registered Representative:

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

Signature of Spouse (if applicable)                                                                                       Date

If corporation, provide title of officer

Print name of Insured(s)

Policy Number                                                                                                           Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)